Exhibit 99.1

                             AIRCRAFT FINANCE TRUST
                        ASSET BACKED NOTES, SERIES 1999-1
                          MONTHLY REPORT TO NOTEHOLDERS
                All amounts in US dollars unless otherwise stated

Payment Date              15th of each month
Convention                Modified Following Business Day

Current Payment Date      September 17, 2001
Current Calculation Date  September 11, 2001


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1. Account Activity Summary between Calculation Dates
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                                      Prior                                                   Balance on
                                    Balance           Deposits        Withdrawals       Calculation Date

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Expense Account               10,396,002.76       1,151,871.27        (786,991.93)         10,760,882.10
Collection Account            63,737,149.56      12,948,778.49     (11,883,149.56)         64,802,778.49
VARIG Reserve Account          6,750,000.00                  -                  -           6,750,000.00
Lessee Funded Account         11,062,068.49         162,948.08                  -          11,225,016.57
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Total                         91,945,220.81      14,263,597.84     (12,670,141.49)         93,538,677.16
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2. Analysis of Expenses Account Activity
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Opening Balance on Previous Calculation Date                                               10,396,002.76
Transfer from Collection Account on Previous Payment Date                                   1,151,871.27
Interim Transfer from (to) Collection Account                                                          -
Payments on Previous Payment Date                                                            (407,474.23)
Interim payments                                                                             (379,517.70)
Other                                                                                                  -
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Balance on Current Calculation Date                                                        10,760,882.10
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3. Analysis of Collection Account Activity
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Opening Balance on Previous Calculation Date                                               63,737,149.56
Collections during period
 - lease rentals                                                                           10,165,407.45
 - maintenance reserves                                                                     2,373,074.68
 - other                                                                                      146,000.00
 - interest income                                                                            264,296.36
Drawings under Credit or Liquidity Enhancement Facilities                                              -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                                 -
Transfer to Expense Account on previous Payment Date                                       (1,151,871.27)
Net Swap receipts (payments) on previous Payment Date                                      (1,244,470.84)
Net Transfers from (to) Lessee Funded Accounts                                               (146,000.00)
Net Transfers from (to) Varig Reserve Accounts                                                         -
Aggregate Note Payments on previous Payment Date                                           (9,340,807.45)
Interim Transfer from (to) Expense Account                                                             -
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Balance on Current Calculation Date                                                        64,802,778.49
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Net Transfers pursuant to Section 3.07 of the Trust Indenture                                          -
                                                                                  -----------------------
Available Collections                                                                      64,802,778.49
                                                                                  -----------------------

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3. Analysis of Collection Account Activity (Continued)
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Analysis of Current Payment Date Distributions

(i)         Required Expense Amount                                                         1,428,351.47
(ii)        (a) Class A Interest but excluding Step-up/Additional Interest                  3,007,965.17
            (b) Swap Payments other than subordinated swap payments                         1,499,508.34
(iii)       Repayment of Primary Eligible Credit Facilities                                            -
(iv)        First Collection Account top-up                                                33,000,000.00
(v)         Class A Minimum principal payment                                                          -
(vi)        Class B Interest                                                                  528,067.99
(vii)       Repayment of Secondary Eligible Credit Facilities                                          -
(viii)      Second collection account top-up                                               10,000,000.00
(ix)        Class B Minimum principal payment                                                          -
(x)         Class C Interest                                                                  706,666.67
(xi)        Repayment of Tertiary Eligible Credit Facilities                                           -
(xii)       Third Collection Account top-up                                                 5,000,000.00
(xiii)      Class A Supplemental principal                                                             -
(xiv)       Class B Supplemental principal                                                             -
(xv)        Class C Minimum principal payment                                                          -
(xvi)       Class D Interest                                                                  586,666.67
(xvii)      Repayment of Subordinate Eligible Credit Facilities                                        -
(xviii)     Fourth Collection Account top-up                                                4,000,000.00
(xix)       Class D Minimum principal payment                                                          -
(xx)        Expense Accrual                                                                   571,999.80
(xxi)       Additional and Step-up Interest
            (a) Additional Interest                                                                    -
            (b) Maturity Step-up Interest                                                              -
            (c) Registration Step-up Interest                                                          -
(xxii)      Class A Scheduled principal                                                                -
(xxiii)     Class B Scheduled principal                                                       452,208.83
(xxiv)      Class C Scheduled principal                                                                -
(xxv)       Class D Scheduled principal                                                                -
(xxvi)      Reimbursement of Beneficial Interest Cure Payments                                         -
(xxvii)     Sale Premium
            (a) Class C                                                                                -
            (b) Class D                                                                                -
(xxviii)    Expense Account for Modification Accruals and Refinancing Payments                         -
(xxix)      Class A Outstanding Principal Balance                                           4,021,343.55
(xxx)       Class B Outstanding Principal Balance                                                      -
(xxxi)      Class C Outstanding Principal Balance                                                      -
(xxxii)     Class D Outstanding Principal Balance                                                      -
(xxxiii)    Subordinated Swap Payments                                                                 -
(xxxiv)     Additional Servicing Obligations                                                           -
(xxxv)      Remainder to Beneficial Interest                                                           -
                                                                                  -----------------------
                                                                                           64,802,778.49

Analysis of Liquidity Reserve Amount

First Collection Account Top-up                  33,000,000.00
Second Collection Account Top-up                 10,000,000.00
Third Collection Account Top-up                   5,000,000.00
Fourth Collection Account Top-up                  4,000,000.00
                                            -------------------
  Total Liquidity Reserve Amount                 52,000,000.00                            (52,000,000.00)

             Total Payments with respect to Payment Date
                                                                                  -----------------------
             less Collection Account Top Ups (iv), (viii), (xii), and (xviii) above        12,802,778.49
                                                                                  -----------------------

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4. Payments on the Notes by Subclass
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                                                      Subclass           Subclass                  Class
(a) Floating Rate Notes                                    A-1                A-2                      B
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Applicable LIBOR                                      3.64000%           3.64000%               3.64000%
Applicable Margin                                     0.48000%           0.50000%               1.15000%
Applicable Interest Rate                              4.12000%           4.14000%               4.79000%
Actual Number of Days                                       33                 33                     33
Interest Amount Paid                              1,935,541.67       1,072,423.50             528,067.99
Additional Interest Paid                                     -                  -                      -
Maturity Step-up Interest Amount Paid                        -                  -                      -
Registration Step-up Interest Amount Paid                    -                  -                      -
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Total Interest Paid                               1,935,541.67       1,072,423.50             528,067.99
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Expected Final Payment Date                       May 15, 2004      June 15, 2008           May 15, 2016
Excess Amortization Date                          May 15, 2004      June 15, 1999          June 15, 1999

Original Balance                                512,500,000.00     400,000,000.00         126,500,000.00
Opening Outstanding Principal Balance           512,500,000.00     282,588,537.76         120,266,006.05
Total Principal Distribution Amount                          -       4,021,343.55             452,208.83
Redemption Amount:
  Amount allocable to principal                              -                  -                      -
  Amount allocable to premium                                -                  -                      -
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Closing Outstanding Principal Balance           512,500,000.00     278,567,194.21         119,813,797.22
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                                                         Class              Class
(b) Fixed Rate Notes                                         C                  D
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Applicable Interest Rate                                 8.00%             11.00%
Number of Days                                              30                 30
Interest Amount Payable                             706,666.67         586,666.67
Additional Interest Paid                                     -                  -
Registration Step-up Interest Amount Paid                    -                  -
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Total Interest Paid                                 706,666.67         586,666.67
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Expected Final Payment Date                      July 15, 2016    August 15, 2016
Excess Amortization Date                         July 15, 2016       May 15, 2009

Original Balance                                106,000,000.00      64,000,000.00
Opening Outstanding Principal Balance           106,000,000.00      64,000,000.00
Total Principal Distribution Amount                          -                  -


Redemption Amount:
 Amount allocable to principal                               -                  -
 Amount allocable to premium                                 -                  -
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Closing Outstanding Principal Balance           106,000,000.00      64,000,000.00
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5. Floating Rate Note information for next Interest Accrual Period
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Next Payment Date                             October 15, 2001
Next Calculation Date                          October 9, 2001
Reference Date                              September 13, 2001

                                                      Subclass           Subclass                  Class
                                                           A-1                A-2                      B
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Applicable LIBOR                                      3.48750%           3.48750%               3.48750%
Applicable Margin                                     0.48000%           0.50000%               1.15000%
Applicable Interest Rate                              3.96750%           3.98750%               4.63750%

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6. Payments per $100,000 Initial Outstanding Principal Balance of Notes
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                                                      Subclass           Subclass                  Class
(a) Floating Rate Notes                                    A-1                A-2                      B
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Opening Outstanding Principal Balance               100,000.00          70,647.12              95,071.94
Total Principal Payments                                     -           1,005.34                 357.48
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Closing Outstanding Principal Balance               100,000.00          69,641.78              94,714.46

Total Interest                                          377.67             268.11                 417.45
Total Premium                                                -                  -                      -
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                                                         Class              Class
(b) Fixed Rate Notes                                         C                  D
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Opening Outstanding Principal Balance               100,000.00         100,000.00
Total Principal Payments                                     -                  -
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Closing Outstanding Principal Balance               100,000.00         100,000.00

Total Interest                                          666.67             916.67
Total Premium                                                -                  -
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Swap Payments to be made on the current Payment Date are included in the 'Analysis of Current Payment Date Distributions'. Swap Receipts to be received on the current Payment Date are considered a Collection and are included in the next Collection Period. The amount of Swap Receipts to be received on the
current Payment Date are as follows:     -